UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

Form 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): April 19, 2010

Huttig Building Products, Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-14982	43-0334550
(State or other jurisdiction	(Commission File Number)	(IRS Employer
of incorporation)		Identification No.)

555 Maryville University Dr., Suite 400, St. Louis, MO	63141
(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code (314) 216-2600
Former name or former address, if changed since last report: Not Applicable
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07. Submission of Matters to a Vote of Security Holders.
On April 19, 2010, the following matters were voted upon and approved by the Company’s shareholders at the Company’s Annual Meeting of Shareholders:
(1)	the election of three directors to serve terms expiring in 2013; and

(2)	the ratification of the appointment of KPMG LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2010.
The following is a summary of the voting results for each matter presented to the shareholders:
Election of Directors:

Director's Name	Votes For	Votes Withheld	Broker Non-Votes

E. Thayer Bigelow	16,146,136	180,130	2,679,469
Richard S. Forte	16,258,027	68,239	2,679,469
Jon P. Vrabely	16,082,522	243,744	2,679,469
Ratification of Appointment of KPMG LLP as Independent Registered Public Accounting Firm for 2010:

Votes For	Votes Against	Votes Abstained

18,581,626	401,344	22,765

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Huttig Building Products, Inc. (Registrant)
Date: April 21, 2010	/s/ Philip W. Keipp
Philip W. Keipp
Vice President and Chief Financial Officer